H549802                                                              EXHIBIT 2.4


            COMMON STOCK                                      COMMON STOCK
            ------------                                      ------------
               NUMBER                                            SHARES
            ------------                                      ------------
                FBU

                                    METACREATIONS

          THIS CERTIFICATE IS                                 SEE THE REVERSE
          TRANSFERABLE IN BOSTON                                FOR CERTAIN
           MA OR NEW YORK, NY                                   DEFINITIONS


               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 591016 10 0

        THIS CERTIFIES THAT



                                   SPECIMEN

        IS THE RECORD HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

                           METACREATIONS CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned or registered by the Transfer Agent and Registrar.
                             CERTIFICATE OF STOCK

   WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

             SPECIMEN              [SEAL]                  SPECIMEN


         ASSISTANT SECRETARY                             PRESIDENT


COUNTERSIGNED AND REGISTERED:
        BANKBOSTON, N.A.
                TRANSFER AGENT AND REGISTRAR
                         SPECIMEN
                                AUTHORIZED SIGNATURE

     The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                          UNIF GIFT MIN ACT --.............Custodian............
     TEN ENT -- as tenants by the entireties                                          (Cust)               (Minor)
     JT TEN  -- as joint tenants with right of                                    under Uniform Gifts to Minors
                survivorship and not as tenants                                   Act...............................
                in common                                                                       (State)
                                                              UNIF TRF MIN ACT -- .......Custodian (until age......)
                                                                                   (Cust)
                                                                                  ...........under Uniform Transfers
                                                                                    (Minor)
                                                                                  to Minors Act.....................
                                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________

                                       X  ______________________________________

                                       X  ______________________________________
Signature(s) Guaranteed           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


By_______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.